                                                                    EXHIBIT 10.3


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                                              September 25, 2000


                                 BANCTEC, INC.

                          Stock Subscription Warrant
                          --------------------------


Warrant to Subscribe
for 750,000 shares

                         Void after September 25, 2008
                         -----------------------------


     THIS CERTIFIES that, for value received, each of the parties set forth on
Schedule I hereto (each, a "Warrantholder") or its registered assigns, is entitled, subject to the terms of Section 1 hereof, to subscribe for and purchase from BancTec, Inc., a Delaware corporation (the "Company"), at the price of $.01 per share (the "Warrant Price"), at any time prior to September 25, 2008, the number of fully paid, nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), not to exceed the amount set forth opposite each Warrantholder's name on Schedule I hereto, subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including, without limitation, the provisions of Section 3 hereof.

     Section 1. Exercise of Warrant. Any Warrantholder may exercise its Warrant, in whole or in part (but not as to a fractional share of Common Stock), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the principal executive offices of the Company (or at such other agency or office of the Company in the United States as it may designate by notice in writing to the Warrantholders at their address appearing on the books of the Company), and by payment to the Company of the Warrant Price, at the election of such holder, (i) in cash or by certified or official bank check, for each share being purchased, or (ii) by receiving from the Company the number of shares of Common Stock equal to the number of shares of Common Stock otherwise issuable upon such exercise less the number of shares of Common Stock having a fair market value on the date of exercise equal to the Warrant Price applicable to the number of shares of Common Stock for which this Warrant is being exercised.

     (a) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the exercising Warrantholder, shall be delivered to such holder within a reasonable time, not exceeding three business days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholders within such time. With respect to any such exercise, the exercising Warrantholder shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the exercising Warrantholder an amount in cash equal to the current fair market value of such fractional interest.

     (b) For purposes hereof, the fair market value of a share of Common Stock on any date shall be equal to (A) the fair market value of the Company's Common Stock determined on the basis of (1) the last sale price of shares of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (2) if no shares of Common Stock are then listed or admitted to trading on any national securities exchange but the Common Stock is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date, or (B) if shares of Common Stock are not then listed or admitted to trading on any national exchange or designated as a national market system security, the fair market value thereof as determined by the Board of Directors of the Company in good faith.

     Section 2.  Adjustment of Warrant Price and Number of Shares.

     (a) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the Warrantholders shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding Common Stock that such holders were entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

     (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each Warrantholder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such Warrantholder's Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case this Warrant shall become immediately exercisable, notwithstanding any other provision contained herein, and appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such Warrants (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Warrant Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to each Warrantholder at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive upon exercise of such Warrants.

     (c) Notice of Adjustment. Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to each Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (d) Stock to Be Reserved. The Company shall at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that, in the event that the Company designates a par value per share of Common Stock, the par value per share of the Common Stock shall be at all times equal to or less than the effective Warrant Price. The Company shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company shall not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

     (e) Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the exercising Warrantholder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of such holder.

     (f) Closing of Transfer Books. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     (g) Definition of Common Stock. As used herein the term "Common Stock" shall mean and include the Common Stock, $.01 par value, of the Company as authorized on date hereof, or shares of any class or classes resulting from any reclassification or reclassifications thereof and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     Section 3.  Notices of Record Dates.  In the event of

          (1) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

          (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

          (3) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company shall give notice to the Warrantholders specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to (x) the effectiveness of a registration statement under the Securities Act of 1933, as amended, and applicable state securities laws, or (y) a favorable vote of stockholders, if either is required.

     Section 4.  No Stockholder Rights or Liabilities.

     (a) This warrant shall not entitle the Warrantholders to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by any the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of any Warrantholder, shall give rise to any liability of such holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     (b) If the Company, at any time while this Warrant is outstanding, shall make a distribution to the holders of its Common Stock of its property or assets as a dividend in liquidation or partial liquidation or by way of return of capital or any dividend payable out of funds legally available for dividends under the laws of the State of Delaware each Warrantholder shall be entitled to receive at the time of such distribution, without payment of any consideration, a sum equal to the amount of such property or assets as would have been payable to such holder as an owner of the shares issuable upon the exercise hereof had such holder been the holder of record of such shares on the record date for such distribution; and an appropriate provision with respect to such payment to such holder as described in this paragraph (b) shall be made a part of any such distribution.

     Section 5. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     Section 6. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by national overnight courier service or by certified or registered mail, postage prepaid, or sent by fax, and addressed, if to any Warrantholder, to such holder at the address or fax shown on the records of the Company or at such other address or fax number as shall have been furnished to the Company by notice from such holder and, if to the Company, addressed to the Company at 2701 East Grauwyler Road, Irving, Texas 75061, fax: (972) 579-6448; Attn: President, or at such other address or fax number as shall have been furnished to the Warrantholders by notice from the Company.


     IN WITNESS WHEREOF, BancTec, Inc., has executed this Warrant on and as of the day and year first above written.


                                         BANCTEC, INC.


                                         By: /s/ Richard A. McDonough
                                             -------------------------
                                             Name:  Richard A. McDonough
                                             Title:  Secretary

                                  SCHEDULE I


                                                                              Number of Shares
Name and Address of Warrantholder                                              of Common Stock
---------------------------------                                             -----------------
Welsh, Carson, Anderson & Stowe VIII, L.P.                                         735,600
WCAS Information Partners, L.P.                                                      1,050
Patrick J. Welsh                                                                     2,340
Russell L. Carson                                                                    2,340
Bruce K. Anderson                                                                    2,340
Andrew M. Paul                                                                       1,780
Thomas E. McInerney                                                                  2,340
Robert A. Minicucci                                                                  1,050
Anthony J. de Nicola                                                                   260
Paul B. Queally                                                                        210
Lawrence B. Sorrel                                                                     210
Rudolph E. Rupert                                                                      160
D. Scott Mackesy                                                                       100
Priscilla A. Newman                                                                     70
Laura M. VanBuren                                                                       30
Sean Traynor                                                                            30
John Almeida                                                                            40
Jonathan Rather                                                                         50
---------------------------------                                             -----------------

Total                                                                              750,000

c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, New York 10022
Telecopy: (212) 893-9563
Attention: Robert A. Minicucci

                       SUBSCRIPTION FORM TO BE EXECUTED
                         UPON EXERCISE OF THE WARRANT


                                                        Date
                                                             ------------------


To BancTec, Inc.


     The undersigned, pursuant to the provisions set forth in the within
Warrant, hereby agrees to subscribe for and purchase         shares of Common
Stock covered by such Warrant, and herewith tenders $     in full payment of
the purchase price for such shares.


                                       Name of Holder:


                                       By
                                          ------------------------------

                                    Address
                                            -----------------------------
                                            -----------------------------
                                            -----------------------------
                                            -----------------------------